                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference into this Registration Statement on Form S-3 of IFX Corporation (the "Company") of our report dated September 24, 1999 included in the Company's Form 10-K as of and for the fiscal year ended June 30, 1998, and to all references to our firm included in this Registration Statement on Form S-3.

                                    /s/ ARTHUR ANDERSEN LLP

Chicago, Illinois
October 20, 2000